DATED THIS 13 DAY OF DECEMBER, 2012

ODORKOR SWANZY
(HEAD OF DAKAKUSI CLAN, OSUWEM)

AND

AGRICON SH GHANA LIMITED

LEASE AGREEMENT

THIS LEASE AGREEMENT is made the 13 of December, 2012

BETWEEN

ODORKOR SWANZY Head of Family of DAKAKUSI CLAN, OsuWem, Dangbe West District, in the Greater Accra Region of the Republic of Ghana with the consent and concurrence of the Principal Elders of the said Family which consent and concurrence are evidenced by some of such Elders witnessing the execution of these presents (hereinafter called the 'LEASOR' which expression shall where the context so admits or requires include his successors and assigns or howsoever described) of the one part

AND

AGRICON SH GHANA LIMITED of House Number 14 Jungle Road, East Legon, Accra and whose postal address is P. O. Box 264 Burma Camp, Accra in the Greater Accra Region of the Republic of Ghana aforesaid and acting per its Chief Executive OfficerStephen Abu (hereinafter referred to as the 'LEASEE' which said expression shall where the context so admits or requires shall include its successions and assigns or howsoever described) on the other part.

WHEREAS

A. THE LEASOR is the allodia owner of all that tract of land measuring approximately Eight Thousand (8,000) Acres, free from all encumbrances and situate at via Shai Hills in the Dangbe West District of the Greater Accra Region of the Republic of Ghana aforesaid and whose demarcation is more particularly described in the Schedule hereof (hereinafter called the 'Property');

B. THE LEASOR inherited the said Property from his forefathers and have since been in occupation thereof up to date hereof;

C. THE LEASOR is in the process of registering his title to the Property;

D. THAT THE LEASEE requires the use of the said Property for commercial farm use only;

E. THAT THE LEASOR has agreed to execute all necessary documents in favour of the LEASEE for the use of the Property;

F. THAT THE LEASOR has agreed to lease and further sell the Property to the LEASEE upon the terms contained in this Agreement and the LEASEE has agreed to purchase the Property outright within a period of Nine (9) years upon the terms and conditions hereinafter provided.

1. PURCHASE PRICE

1.1 The purchase price for the Property shall be the cedi equivalent of One Million, Nine Hundred and Fifty Four Thousand Eight Hundred and Forty United States Dollars (US$1,954,840.00) for the entire Eight Thousand (8,000) Acres which said amount the LEASEE shall pay to the LEASOR within a period of Nine (9) years.

2. TERMS OF PAYMENT

2.1 THE LEASEE shall pay to the LEASOR an initial amount of the cedi equivalent of One Hundred and Twenty Nine Thousand and Thirty Two United States Dollars (US$129,032.00) within the First Year of this Agreement whereupon the LEASEE shall cultivate One Thousand (1,000.00) Acres of the Property after which the cultivated One Thousand (1,000.00) Acres shall be owned by the LEASEE.

2.2 THE LEASEE shall pay the LEASOR the cedi equivalent of Two Hundred Thousand United States Dollars (US$200,000.00) within the first week of the beginning of the Second Year of this Agreement and cultivate another One Thousand (1,000.00) Acres of the remainder of the Seven Thousand (7,000.00) Acres of the Property after which the cultivated One Thousand (1,000.00) Acre shall be owned by the LEASEE.

2.3 THE LEASEE shall pay the LEASOR the cedi equivalent of Two Hundred and Fifty Six Thousand Four Hundred and Fifty Two Thousand United States Dollars (US$256,452.00) within the first week of the beginning of the Third Year of thisof this Agreement and cultivate another One Thousand (1,000.00) Acres of the remainder of the Six Thousand (6,000.00) of the Property after which the cultivated One Thousand (1,000.00) Acre shall be owned by the LEASEE.

2.4 THELEASEE shall pay the LEASOR the cedi equivalent of Two Hundred and Forty Eight Thousand Three Hundred and Eighty Seven Thousand United States Dollars (US$248,387.00) within the first week of the beginning of the Fourth Year of thisof this Agreement and cultivate another One Thousand (1,000.00) Acres of the remainder of the Five Thousand (5,000.00) of the Property after which the cultivated One Thousand (1,000.00) Acre shall be owned by the LEASEE.

2.5 THE LEASEE shall pay the LEASOR the cedi equivalent of Two Hundred and Forty Three Hundred and Twenty Three Thousand United States Dollars (US$240,323.00) within the first week of the beginning of the Fifth Year of thisof this Agreement and cultivate another One Thousand (1,000.00) Acres of the remainder of the Four Thousand (4,000.00) of the Property after

which the cultivated One Thousand (1,000.00) Acre shall be owned by the LEASEE.

2.6 THE LEASEE shall pay the LEASOR the cedi equivalent of Two Hundred Thirty Two Thousand Two Hundred and Fifty Eight Thousand United States Dollars (US$232,258.00) within the first week of the beginning of the Six Year of thisof this Agreement and cultivate another One Thousand (1,000.00) Acres of the remainder of the Three Thousand (3,000.00) of the Property after which the cultivated One Thousand (1,000.00) Acre shall be owned by the LEASEE.

2.7 THE LEASEE shall pay the LEASOR the cedi equivalent of Two Hundred AND Twenty Four Thousand One Hundred and Ninety Four Thousand United States Dollars (US$224,194.00) within the first week of the beginning of the Seventh Year of thisof this Agreement and cultivate another One Thousand (1,000.00) Acres of the remainder of the Two Thousand (2,000.00) of the Property after which the cultivated One Thousand (1,000.00) Acre shall be owned by the LEASEE.

2.8 THELEASEE shall pay the LEASOR the cedi equivalent of Two Hundred and Sixteen Thousand One Hundred and Twenty Nine Thousand United States Dollars (US$216,129.00) within the first week of the beginning of the Eight Year of thisof this Agreement and cultivate another One Thousand (1,000.00) Acres of the remainder of the Two Thousand (2,000.00) of the Property after which the cultivated One Thousand (1,000.00) Acre shall be owned by the LEASEE.

2.9 THE LEASEE shall pay the LEASOR the cedi equivalent of Two Hundred and Eight Thousand and Sixty Five Thousand United States Dollars (US$208,065.00) within the first week of the beginning of the Ninth Year of thisof this Agreement and cultivate the remaining One Thousand (1,000.00) Acres of the Property after which the cultivated One Thousand (1,000.00) Acre shall be owned by the LEASEE.

2.10 THE PARTIES agree that at the end of the Nine (9) Year period after which the LEASEE has cultivated the entire Eight Thousand (8,000.00) Acres and made the aforesaid payments to the LEASOR the LEASEE becomes the outright owner of the Property.

2.11 THE LEASEE undertakes to make payments on the dates herein stated and in accordance therewith and acknowledges that the LEASOR may terminate this Agreement upon the LEASEE being in default of payment herein contained.

2.12 THE PARTIES agree that in the event that the LEASEE cultivates the entire Property before the end of the Nine (9) year payment period, the Terms of

Payment of the Property as contained in this Agreement as aforesaid shall remain unchanged.

2.13 For the avoidance of doubt nothing in this Agreement restricts the LEASEE from cultivating more than One Thousand (1,000.00) Acres of the Property within a particular year and/or cultivating the entire the Property on/or before the end of the Nine (9) year payment period as contained in Clause 2.12 supra.

2.14 WEHRE this Agreement is terminated on the default of the LEASEE, the LEASOR shall be entitled to Ten (10%) per cent of the money due the LEASOR for that particular year.

2.15 WHERE the this Agreement is terminated on the default of the LEASOR, the LEASEE shall be entitled to an immediate refund of all monies paid to the LEASOR for that particular year plus interest thereon at the prevailing commercial bank rate in addition to owning any acres of the Property that the PURCAHSER has acquired as per the terms of this Agreement.

2.16 The LEASEE acknowledges that the LEASOR has produced to them all necessary information evidencing the LEASOR'S beneficial interest in the Property and that having made all necessary requisitions and enquiries of the LEASOR'S title and being satisfied with SEELER'S title, accepts that the LEASOR is in a position to convey or ensure the conveyance of good title to the LEASEE.

3. ENCUMBRANCE

3.1 The LEASOR shall ensure that at the time of the sale of the Property to the LEASEE the Property is free from ALL ENCUMBRANCES and especially that all rates taxes and outgoings payable by the beneficial owner of the Property shall have been paid.

3.2 The Property is let out on the firm understanding that the actual size of the Property is as delineated on the site plan attached hereto.

4. FURTHER ASSURANCE AND RIGHT OF ENTRY

4.1 Upon the execution of this Contract the LEASOR shall grant to the LEASEE the Right of Entry to enter the Property and commence their commercial farming project by clearing the Property and commence cultivating of the Property as stated herein.

5. ENTIRE UNDERSTANDING

5.1 All previous correspondence between the LEASOR and the LEASEE were preliminary only and that this Agreement embodies the entire understanding of the parties in respect of the matters contained or referred to in it and there are no promises, terms, conditions or obligations, oral or written, express or implied other than those contained herein or obligations, oral or written, express or implied other than those contained in this Agreement.

6. NOTICE

6.1 Any notice required under this Agreement shall be sufficiently served if delivered personally or by registered mail to the last known address of the party to whom the notice is required to be given.

SCHEDULE

In consideration of the rent hereinafter reserved and of the covenants condition and stipulations on the part of the Lessee to be paid observed and performed the Lessor herby "DEMISES" UNTO THE Lessee ALL THAT PIECE OR PARCEL OF LAND situate lying and being at OSUWEM and covering an approximate Area 7940.849 Acres or 3213.610 Hectares more or less the survey started from pillar SGGA 08/CP1 to plot corner SGGA H22/12/56 with a bearing of 86°19' covering a distance of 41927'.5 feet more or less thence from plot corner SGGA H422/12/56 to SGGA H422/12/57 by Lessor's land with bearing of 077°09' covering a distance of 5000.0' feet more or less thence from plot corner SGGA H422/12/57 to SGGA H422/12/58 by Lessor's land with bearing of 034°22' covering a distance of 1293.0 feet more or less thence from plot corner SGGA H422/12/58 to SGGA H422/12/59 by Lessor's land with bearing of 044°33 covering a distance of 1515.9' feet more or less thence from plot corner SGGA H422/12/59 to SGGA H422/12/60 by Lessor's land with bearing of 55°51'covering a distance of 1222.4 feet more or less thence from plot corner SGGA H422/12/60 to SGGA H422/12/61 by Lessor's land with a bearing of 084°44' covering a distance of 1642.8 feet more or less thence from plot corner SGGA H422/12/61 to SGGA H422/12/62 by Lessor's land with bearing of 058°17' covering a distance of 1227.7' feet more or less thence from plot corner SGGA H422/12/62 to SGGA H422/12/63 by Lessor's land with a bearing of 049°16' covering a distance of 1198.3' feet more or less thence from plot corner SGGA H422/12/63 to SGGA H422/12/64 by Lessor's land with bearing of 144°39' covering a distance of 1805.3' feet more or less thence from plot corner SGGA H422/12/64 to SGGA H422/12/65 by Lessor's land with a bearing of 143°16' covering a distance of 426.3' feet more or less thence from plot corner SGGA H422/12/65 to SGGA H422/12/36 by Lessor's Land with bearing of 145°07' covering a distance of 1474.1' feet more or less thence from plot corner SGGA H422/12/36 to SGGA H422/12/37 by Lessor's land with bearing of 146°54' covering a distance of 1697.4' feet more or less thence from plot corner SGGA H422/12/37 to SGGA H422/12/38 by Lessor's Land with

bearing a distance of 1569.9' more or less thence from plot corner SGGA H422/12/38 to SGGA H422/12/39 by Lessor's land with bearing of 144°12' covering a distance 883.0' feet more or less thence from plot corner SGGA H422/12/39 to SGGA H422/1240 by Lessor's land with bearing of 147°45' covering a distance of 3600.0 feet more or less thence from plot corner SGGA h422/12/40 to SGGA H422/12/41 by Lessor's land with bearing of 239°06 feet covering a distance of 1518.42' feet more or less thence from plot corner SGGA H422/12/41 to SGGA H422/12/42 by Lessor's land bearing of 223°31' covering a distance of 1837.8' feet more or less thence from plot corner SGGA H422/12/42 to SGGA H422/12/43 by Lessor's and with a bearing of 220°16 covering a distance of 1762.5' feet more or less thence from plot corner SGGA H22/12/43 to SGGA H422/12/44 by Lessor's Land with a bearing of 224°41' covering a distance of 1252.3' feet more or less thence from plot corner SGGA H422/12/44 to SGGA H422/12/45 by Lessor's land with bearing of 231°16' covering a distance of 1198.3' feet more or less thence from plot corner SGGA H422/12/45 to SGGA H422/12/46 by Lessor's land with bearing of 232°27' covering a distance of 2826.3' feet more or less thence from plot corner SGGA H422/12/46 to SGGA H422/12/47 by Lessor's land with bearing of 241°24' covering a distance of 2307.1' feet more or less thence from plot corner SGGA H422/12/47to SGGA H422/12/48 by Lessor's land with bearing of 121°24'covering a distance of 2416.6 feet more or less thence from plot corner SGGA H422/12/48 to SGGA H422/12/49 by Lessor's land with a bearing of 331°24' covering a distance of 3600.0' feet more or less thence from plot corner SGGA H422/12/49 to SGGA H422/12/50 by Lessor's land with bearing of 317°05' covering a distance of 1079.8' feet more or less thence from plot corner SGGA H422/12/50 to SGGA H422/12/50A by Lessor's land with a bearing of 325°42' covering a distance of 1494.3' feet more or less thence from plot corner SGGA H422/12/50A to SGGA H422/12/51 by Lessor's land with bearing of 334°20' covering a distance of 1494.3' feet more or less thence from plot corner SGGA H422/12/51 to SGGA H422/12/52 by Lessor's land with a bearing of 339°20' covering a distance of 1432.3' feet more or less thence from plot corner SGGA H422/12/52 to SGGA H422/12/53 by Lessor's Land with bearing of 341°34' covering a distance of 1340.2' feet more or less thence from plot corner SGGA H422/12/53 to SGGA H422/12/54 by Lessor's land with bearing of 347°80' covering a distance of 935.8' feet more or less thence from plot corner SGGA H422/12/54 to SGGA H422/12/55 by Lessor's Land with bearing of 352°30' covering a distance of 1159.5' more or less thence from plot corner SGGA 08/CP2 to a plot corner SGGA H422/12/55 with a bearing of 267°36' covering a distance of 41993.5 feet more or less SGGA 08/CP1 to plot corner SGGA H422/12/63 more or less thence from plot corner SGGA H422/12/63 to SGGA H422/12/2 by Lessor's land with bearing of 1338°53' covering a distance of 1083.6' feet more or less thence from plot corner SGGA h422/12/2 to SGGA H422/12/3 by Lessor's land with bearing of 035°5' covering a distance of 3815.8' feet more or less thence from plot corner SGGA H422/12/3 to SGGA H422/12/4 by Lessor's land bearing of 100°10' covering a distance of 2522.6' feet more or less thence from plot corner SGGA H422/12/4 to SGGA H422/12/5 by Lessor's Land with a bearing of 009°41' covering a distance of 1221.7' feet more or less thence from plot corner SGGA H422/12/5 to SGGA H422/12/6 by Lessor's land with bearing of 008°46' covering a distance of 1896.9' feet more or less thence from plot corner SGGA H422/12/6 to SGGA H422/12/7 by Lessor's land with bearing of

017°03' covering a distance of 1301.0 feet more or less thence from plot corner SGGA H422/12/7 to SGGA H422/12/8 by Lessor's land with bearing of 350°25' covering a distance of 809.4' feet more or less thence from plot corner SGGA H422/12/8 to SGGA H422/12/9 by Lessor's land with bearing of 006°11' covering a distance of 969.0 feet more or less thence from plot corner SGGA H422/12/9 to SGGA H422/12/10 by Lessor's land with a bearing of 015°4 covering a distance of 710.3' feet more or less thence from plot corner SGGA H422/12/10 to SGGA H422/12/11 by Lessor's land with bearing of 015°20' covering a distance of 1474.1' feet more or less thence from plot corner SGGA H422/12/11 to SGGA H422/12/12 by Lessor's land with a bearing of 107°37' covering a distance of 546.1' feet more or less thence from plot corner SGGA H422/12/12 to SGGA H422/12/13 by Lessor's land with bearing of 008°27' covering a distance of 566.8' feet more or less thence from plot corner SGGA H422/12/13 to SGGA H422/12/14 by Lessor's land with a bearing of 027°16 covering a distance of 497.2' feet more or less thence from plot corner SGGA H422/12/14 to SGGA H422/12/15 by Lessor's Land with bearing of 122°12' covering a distance of 714.8' feet more or less thence from plot corner SGGA H422/12/15 to SGGA H422/12/16 by Lessor's land with bearing of 126°14' covering a distance of 706.1' feet more or less thence from plot corner SGGA H422/12/16 to SGGA H422/12/17 by Lessor's Land with bearing of 119°33' covering a distance of 627.0' more or less thence from plot corner SGGA H422/12/18 to SGGA H422/12/19 by Lessor's land with bearing of 111°32' feet covering a distance 760.3' feet more or less thence from plot corner SGGA H422/12/19 to SGGA H422/12/20 by Lessor's land with bearing of 112°14' covering a distance of 686.5' feet more or less thence from plot corner SGGA H422/12/20 to SGGA H422/12/21 by Lessor's land with bearing of 111°41' feet covering a distance of 759.1' feet more or less thence from plot corner SGGA H422/12/21 to SGGA H422/12/22 by Lessor's land bearing of 110°53' feet covering a distance of 767.1' feet more or less thence from plot corner SGGA H422/12/22 to SGGA H422/12/23 by Lessor's and with a bearing of 138°21 covering a distance of 1174.4' feet more or less thence from plot corner SGGA H22/12/23 to SGGA H422/12/24 by Lessor's Land with a bearing of 166°59' covering a distance of 575.4' feet more or less thence from plot corner SGGA H422/12/24 to SGGA H422/12/25 by Lessor's land with bearing of 170°46' covering a distance of 791.3' feet more or less thence from plot corner SGGA H422/12/25 to SGGA H422/12/26 by Lessor's land with bearing of 163°06' covering a distance of 1471.6' feet more or less thence from plot corner SGGA H422/12/26 to SGGA H422/12/27 by Lessor's land with bearing of 169°00' covering a distance of 814.6' feet more or less thence from plot corner SGGA H422/12/28 to SGGA H422/12/29 by Lessor's land with a bearing of 164°25' covering a distance of 3318.2' feet more or less thence from plot corner SGGA H422/12/29 to SGGA H422/12/30 by Lessor's land with bearing of 164°24' covering a distance of 2824.0' feet more or less thence from plot corner SGGA H422/12/30 to SGGA H422/12/31 by Lessor's land with a bearing of 246°56 covering a distance of 4309.0' feet more or less thence from plot corner SGGA H422/12/31 to SGGA H422/12/32 by Lessor's land with bearing of 232°24'feet covering a distance of 2555.4' feet more or less thence from plot corner SGGA H422/12/32 to SGGA H422/12/33 by Lessor's land with a bearing of 231°01' covering a distance of 1476.4' feet more or less thence from plot corner SGGA H422/12/33 to SGGA H422/12/34 by Lessor's Land with bearing of

235°45' covering a distance of 2604.2' feet more or less thence from plot corner SGGA H422/12/34 to SGGA H422/12/35 by Lessor's land with bearing of 327°45' covering a distance of 2604.1' feet more or less thence from plot corner SGGA H422/12/35 to SGGA H422/12/35A by Lessor's Land with bearing of 324°02' covering a distance of 2451.2' feet more or less thence from plot corner SGGA H422/12/35A to SGGA H422/12/35B by Lessor's land with bearing of 326°54' covering a distance of 1679.4' feet more or less thence from plot corner SGGA H422/12/35B to SGGA H422/12/1by Lessor's land with bearing of 1324°48 covering a distance of 1466.0' feet more or less thence from plot corner SGGA H422/12/1 to SGGA H422/12/2 by Lessor's land with bearing of 327°30' covering a distance of 3297.9' feet more or less lately to the survey closed pillar SGGA 08/CP1 which piece of land is more particularly delineated on the site plan attached hereto and therein shewn edged PINK TOGETHER with all rights, privileges, easements, liberties rights of way advantages and appertaining or with the same usually held occupied and enjoyed or reputed as part thereof and appurtenant thereto AND ALL THE ESTATES right title interest claim and demand whatsoever of the Lessor into upon the same TO HAVE AND TO HOLD the same unto the use of the Lessee as per the terms contained in this Agreement.

IN WITNESS WHEREOF the Parties herein have set their hands, names and seals the date and year first above written.

SIGNED and DELIVERED by the within named)
ODORKOR SWANZYHead of Family of)
DAKAKUSI CLAN, OSU WEM VIA SHIA HILLS)

LEASOR

WITNESSES:

NAME Stephen T. Swanzy

TITLE: Secretary

SIGNATURE:

NAME: Rev. Otis T. Chai

TITLE: Member

SIGNATURE:

NAME: Stephen Tetteh

TITLE: Snr Sm of Head of family

SIGNATURE:

NAME: Asafoatse Nuertey Lamptei I.

TITLE: Asafoatse Dotewa

SIGNATURE:

NAME: RANSFORD AGYEMANG

TITLE: MEMBER

SIGNATURE:

NAME: Tettey Nanh-Tsu

TITLE: Member

SIGNATURE:

NAME: Yaw John Nanh

TITLE: Member

SIGNATURE:

NAME: Nene Otutervutvor Teye Kwesi Agyemang V

TITLE Chief of Bodowa

SIGNATURE:

SIGNED and DELIVERED by the within named)
AGRICON SH GHANA LIMITED REPRESENTED BY)
CHIEF EXECUTIVE OFFICER STEPHEN ABU)

LEASEE

WITNESSES:

NAME HOWARD LARTEY-YOUNG

TITLE MANAGER (AGRICON GLOBAL)

SIGNATURE

NAME: Dr. JOEL KINGSLEY HOWARD

TITLE: DIRECTOR

SIGNATURE:

OATH OF PROOF

I, NENE OKUKRUBUOR TEYE KWESI AGYEMANG V of the Greater Accra Region make Oath and say that on the 20TH day of December, 2012 I was present and saw the within-named ODORKOR SWANZY Head of Family of DAKAKUSI CLAN, OsuWem, Dangbe West District execute the Instrument now produced to me and marked 'A' and that the said Instrument was Read and Interpreted to the within named ODORKOR SWANZY Head of Family of DAKAKUSI CLAN, and the other Principal Members of the said family who are witnesses to this Agreement all of OsuWem, Dangbe West District by NENE OKUKRUBUOR TEYE KWESI AGYEMAN V of Dodowa in the Greater Accra Region of the Republic of Ghana in the Krobo Language and the said ODORKOR SWANZY Head of Family of DAKAKUSI CLAN, and all the Principal Members who witnessed this Agreement all of OsuWem, Dangbe West District seems to understand it perfectly.

SWORN TO IN ACCRA)

THIS DAY OF DECEMBER, 2012) DEPONENT

BEFORE ME

COMMISSIONER FOR OATHS

REGISTRAR FAST TRACK HIGH COURT ACCRA

IN THE SUPERIOR COURT OF JUDICATURE

CERTIFICATE OF PROOF

On the day of December, 2012, at o'clock in the forenoon this Instrument was proved before me by the Oath of the within-named to have been duly executed by ODORKOR SWANZY Head of Family of DAKAKUSI CLAN, OsuWem, Dangbe West District and that the said Instrument was Read and Interpreted to the within named ODORKOR SWANZY Head of Family of DAKAKUSI CLAN, OsuWem, Dangbe West District by NENE OKUKRUBUOR TEYE KWESI AGYEMAN V of Dodowa in the Greater Accra Region of the Republic of Ghana in the Krobo Language and the said ODORKOR SWANZY Head of Family of DAKAKUSI CLAN, OsuWem, Dangbe West District seems to understand it perfectly.

REGISTRAR FAST TRACK HIGH COURT ACCRA

REGISTRAR OF LANDS

THIS is the Instrument Marked 'A' referred to in the Oath of sworn before me this day of December, 2012.

REGISTRAR OF LANDS

REGISTRAR FAST TRACK HIGH COURT ACCRA

IN THE SUPERIOR COURT OF JUDICATURE HIGH COURT